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EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 of Robert Half International Inc. (the "Form 10-Q"), I, M. Keith Waddell, Chief Financial Officer of Robert Half International Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Robert Half International Inc.

November 12, 2002	/s/ M. Keith Waddell M. Keith Waddell Chief Financial Officer Robert Half International Inc.

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  EXHIBIT 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002